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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INNOVIVA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 11, 2020

Dear Fellow Innoviva Stockholder:

        I am pleased to invite you to attend Innoviva, Inc.'s 2020 Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Friday, April 24, 2020 at the offices of Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, NY 10019. The Annual Meeting will begin promptly at 10:00 a.m., local time. For directions to the Annual Meeting, please write to our Corporate Secretary at Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010.

        Your Board of Directors (the "Board of Directors") is recommending a highly qualified, experienced and diverse slate of director nominees for election to the Board of Directors at the Annual Meeting. At the Annual Meeting, we will ask you to: (1) elect five directors; (2) cast a non-binding advisory vote to approve named executive officer compensation; (3) ratify the selection of Grant Thornton LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2020; and (4) take action upon any other business as may properly come before the Annual Meeting.

        The accompanying materials include the Notice of Annual Meeting of Stockholders and proxy statement (the "Proxy Statement"). The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

        Also enclosed with these proxy materials is a proxy card and postage-paid return envelope. Proxy cards are being solicited on behalf of our Board of Directors.

        Whether or not you will be able to attend the Annual Meeting, it is very important that your shares be represented. We urge you to read the accompanying Proxy Statement carefully and to use the enclosed proxy card to vote for the Board of Directors' nominees, and in accordance with the Board of Directors' recommendations on the other proposals, as soon as possible. You may vote your shares by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting. For your convenience, you may also vote your shares via the Internet or by a toll-free telephone number by following the instructions on the enclosed proxy card.

        If your brokerage firm, bank, dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in "street name"), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares on the proxy card.

        Holders of shares as of the close of business on March 6, 2020, the record date for voting at the Annual Meeting, are urged to submit a proxy card, even if your shares were sold after such date.

        If you have any questions regarding this information or the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com.

        On behalf of your Board of Directors, thank you for your continued support and interest.

Very truly yours,
Geoffrey Hulme Interim Principal Executive Officer

 Innoviva, Inc.
1350 Old Bayshore Highway, Suite 400
Burlingame, California 94010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 24, 2020

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Innoviva, Inc., a Delaware corporation (the "Company"). The meeting will be held on Friday, April 24, 2020 at 10:00 a.m., local time, at the offices of Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, NY 10019 for the following purposes:

Proposal 1:	To elect five directors to serve for the ensuing year.
Proposal 2:	To approve a non-binding advisory resolution regarding executive compensation.
Proposal 3:	To ratify the selection by the Audit Committee of the Board of Directors Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

        To conduct any other business properly brought before the Annual Meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is March 6, 2020. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

        YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED PROXY CARD.

        If you have any questions regarding this information or the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com.

By Order of the Board of Directors
Geoffrey Hulme Interim Principal Executive Officer

Burlingame, California
March 11, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held on Friday, April 24, 2020:

The Proxy Statement is available at http://investor.inva.com/proxy.cfm.

 Innoviva, Inc.
1350 Old Bayshore Highway, Suite 400
Burlingame, California 94010

PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement (the "Proxy Statement") is furnished in connection with solicitation of proxies by our Board of Directors (the "Board of Directors") for use at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, April 24, 2020 at 10:00 a.m., local time, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of Willkie Farr & Gallagher LLP, 787 7th Avenue, New York, NY 10019. For directions to the Annual Meeting, please write to our Corporate Secretary at Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010. As used in this Proxy Statement, the terms "Innoviva," the "Company," "we," "us," and "our" mean Innoviva, Inc. and its subsidiaries unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Innoviva, Inc. is soliciting your proxy to vote at the Annual Meeting to be held Friday, April 24, 2020 at 10:00 a.m., local time, and any postponements or adjournments thereof. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy via telephone or on the Internet.

        We intend to mail this Proxy Statement and accompanying proxy card on or about March 11, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in the proxy materials?

        The proxy materials include:

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  This Proxy Statement for the Annual Meeting;

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  Our 2019 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2019; and

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  The proxy card.

Can I attend the Annual Meeting?

        You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of March 6, 2020 (the "Record Date"). Admission will begin at 9:30 a.m., local time, on the date of the Annual Meeting, and you must present valid picture identification, such as a driver's license or passport, and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m., local time.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 101,345,247 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), outstanding. The holders of Common Stock have the right to one vote for each share they held as of the Record Date.

        In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the place of the Annual Meeting on Friday, April 24, 2020 and will be accessible for ten days prior to the Annual Meeting at our principal place of business, 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, between the hours of 9:00 a.m. and 5:00 p.m., local time.

  Stockholder of Record: Shares Registered in Your Name

        If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, that organization cannot vote your shares on the election of directors (Proposal 1) or on the non-binding advisory resolution regarding executive compensation (Proposal 2). We encourage you to provide voting instructions to the brokerage firm, bank, dealer or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you provide a valid proxy from your broker, bank or other custodian.

What does it mean if I receive more than one proxy card?

        Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.

        If you have any questions regarding this information or the proxy materials, please visit our website at www.inva.com or contact our investor relations department at investor.relations@inva.com.

What am I voting on?

        The following chart sets forth the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposals.

Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed

Proposal 1: Elect five directors to serve until the 2021 Annual Meeting of Stockholders.	FOR	Majority Votes Cast	No

Proposal 2: Approval of a non-binding advisory resolution regarding executive compensation.	FOR	Majority Votes Cast	No

Proposal 3: Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2020.	FOR	Majority Votes Cast	Yes

        Majority Votes Cast means, with respect to Proposal 1, that the number of votes cast "FOR" a director's election exceeds 50% of the votes cast with respect to that director's election and, with respect to Proposals 2 and 3, that the proposal would be approved if it receives an affirmative majority of the votes cast. For this purpose, votes cast shall exclude abstentions and broker non-votes.

        Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

        In an uncontested election of directors, such as Proposal 1, our Bylaws mandate that directors be elected by a majority vote of votes cast, as described below under "ELECTION OF DIRECTORS—MAJORITY VOTING BYLAW." In contested elections, our Bylaws mandate that directors be elected by a plurality vote. For purposes of our Bylaws, a contested election is any election of directors for which our Secretary determined that the number of nominees for director exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting. Our Secretary has determined that the election at the Annual Meeting is an uncontested election. Accordingly, the provisions of our Bylaws relating to majority voting for directors in uncontested elections will be applicable to the Annual Meeting.

        Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Secretary by January 28, 2020. We did not receive any such nominations and no other nominations for election to our Board of Directors may be made by stockholders at the Annual Meeting.

        If for some reason any of the Board of Directors' nominees are unable to serve, or for good cause will not serve, if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board of Directors and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board of Directors' remaining nominees. As of the date of the Notice of Annual Meeting of Stockholders, we know of no reason why any of the Board of Directors' nominees would be unable or for good cause unwilling to serve as a director if elected.

How do I vote?

        With regard to the election of directors (Proposal 1), you may (i) vote "For" the five nominees to the Board of Directors, (ii) vote "Against" the election of one or more of the nominees and vote "For" the remaining nominees, (iii) vote "Against" all of the nominees or (iv) withhold your authority to vote for any nominee you specify. You may not vote your proxy "For" the election of any persons in addition to the five named nominees. For Proposals 2 and 3, you may vote "For" or "Against" or abstain from voting. We do not have cumulative voting rights for the election of directors. The procedures for voting are explained below.

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record as of the Record Date, you may vote by using the enclosed proxy card, vote by proxy on the Internet or by telephone, or vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

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  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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  To vote on the Internet, please follow the instructions provided on your proxy card.

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  To vote by telephone, please follow the instructions provided on your proxy card.

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  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent as of the Record Date, you should have received instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the Annual Meeting, you must provide a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

        If you return a signed proxy card without marking any voting selections, your shares will be voted (1) "For" the election of each of the five nominees for director, (2) "For" approval of the non-binding advisory resolution regarding executive compensation and (3) "For" ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2020.

        If you are not a record holder (i.e., your shares are held through a broker, bank, brokerage firm, dealer or other similar organization), your broker is required to vote such shares in accordance with the instructions you provide. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election of directors (Proposal 1) or on the non-binding advisory resolution regarding executive compensation (Proposal 2).

What happens if additional matters are presented at the Annual Meeting?

        If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How are votes counted?

        Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes, if any. Abstentions, which will be counted as shares present for purposes of determining a quorum, will not be considered in determining the results of the voting for any of the proposals on the agenda. Broker non-votes, if any, as described in the next paragraph, have no effect and will not be counted toward the vote total for any of the proposals on the agenda.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current broker voting rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered "non-discretionary" and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Each of the proposals other than Proposal 3 are "non-discretionary" and therefore if you hold your shares through a broker, bank or other agent, your shares will not be voted on Proposals 1 or 2 unless you provide voting instructions to the record holder.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of four ways:

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  You may change your vote using the Internet or telephone methods described above prior to the Annual Meeting, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted.

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  You may submit another properly completed proxy card with a later date.

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  You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010.

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  You may attend the Annual Meeting and vote in person. If you are not a record holder of shares, you must provide a "legal" proxy from the record holder in order to vote your shares in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

        Brokerage firms and other intermediaries holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—Proposal 3 (to ratify the appointment of Grant Thornton LLP). Your broker will not have discretion to vote on the following "non-routine" matters absent direction from you: Proposal 1 (the election of directors) or Proposal 2 (the advisory resolution regarding executive compensation). Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if a majority of all shares outstanding on the Record Date, are represented at the Annual Meeting by stockholders present either in person or by proxy. On the Record Date, there were 101,345,247 shares of Common Stock outstanding and entitled to vote. Thus, 50,672,624 shares must be represented by stockholders present either in person at the Annual Meeting or by proxy to have a quorum.

        Your shares will be counted toward the quorum only if you submit a valid proxy vote or vote in person at the Annual Meeting. Abstentions and any broker non-votes will be counted toward the quorum requirement.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Innoviva or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published, if available, on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the end of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to report preliminary results, and to file an amendment to such Form 8-K to report the final results within four business days after the final results are known to us.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

What does it mean if multiple members of my household are stockholders but we only received one set of proxy materials in the mail?

        We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice of Annual Meeting of Stockholders and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our principal executive offices at Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

When are stockholder proposals due for next year's Annual Meeting?

        If you wish to submit a proposal to be considered for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and be received by the Corporate Secretary of the Company on or before November 13, 2020. If you wish to submit a proposal to be presented at the 2021 annual meeting of stockholders but which will not be included in the Company's proxy materials, your Solicitation Notice, as defined in our Bylaws, must be received by the Corporate Secretary of the Company at Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, Attention: Corporate Secretary, no earlier than December 24, 2020 and no later than January 23, 2021. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Innoviva's current Bylaws may be found on the corporate governance subsection of the investor relations section of our corporate website at "www.inva.com."

 PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of five directors. The five nominees for election to the Board of Directors at the Annual Meeting, and their ages as of the Record Date, their positions and offices held with the Company and certain biographical information are set forth below. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

The Board of Directors unanimously recommends that you vote "FOR" all of the Board of Directors' nominees.

        Each director to be elected will hold office until the next annual meeting of stockholders, or until the director's death, resignation or removal. All of the nominees listed below are currently directors of the Company and their nomination has been recommended by the Nominating/Corporate Governance Committee and approved by the Board of Directors. It is our policy to encourage nominees for director to attend the Annual Meeting. Generally, we schedule our annual meeting of stockholders on the same day as a meeting of our Board of Directors to facilitate attendance by the director nominees. All of our five directors serving as of our 2019 annual meeting attended the meeting in person.

        All of the nominees named in this Proxy Statement have been nominated by our Board of Directors to be elected by holders of our Common Stock and each person nominated for election has agreed to serve if elected. We are not aware of any reason why any nominee would be unable to serve as a director. If a nominee for election is unable to serve, the shares represented by all valid proxies will be voted for the election of any other person that our Board of Directors may nominate as a substitute.

NOMINEES

Name	Age	Positions and Offices Held With the Company
George W. Bickerstaff, III	64	Director
Mark A. DiPaolo, Esq.	49	Director
Jules Haimovitz	69	Director
Odysseas D. Kostas, M.D.	45	Director
Sarah J. Schlesinger, M.D.	60	Director

        We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board of Directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted below.

        George W. Bickerstaff III has served as a member of our Board of Directors since December 2017 and is currently a member of the Audit Committee of the Board of Directors (the "Audit Committee") and the Compensation Committee of the Board of Directors (the "Compensation Committee"). He currently serves as a Managing Director of M.M. Dillon & Co., LLC, an investment banking firm. Prior to joining M.M. Dillon & Co., LLC, Mr. Bickerstaff held various positions with Novartis International AG, a global leader in pharmaceuticals and consumer health, including Chief Financial Officer of Novartis Pharma AG. Prior to joining Novartis, Mr. Bickerstaff was the Chief Financial Officer of IMS Health, Division of Dun & Bradstreet. Mr. Bickerstaff currently serves on the board of directors of CareDx, Inc. and Cardax, Inc. Mr. Bickerstaff previously served on the board of directors of Axovant Sciences Ltd, Inovio Pharmaceuticals, Inc. and ARIAD Pharmaceuticals, Inc. until it was acquired by

Takeda Pharmaceutical Company Limited in February 2017. Mr. Bickerstaff has demonstrated leadership in his field, his understanding of our industry and his senior management experience contributed to our conclusion that he should serve as a director.

        Mark A. DiPaolo, Esq. has served as a member of our Board of Directors since February 2018 and is currently a member of the Compensation Committee and the Nominating/Corporate Governance Committee of the Board of Directors (the "Nominating/Corporate Governance Committee"). Mr. DiPaolo has been a Partner and the General Counsel of Sarissa Capital Management LP, a registered investment advisor, since May 2013. Sarissa Capital Management LP focuses on improving the strategies of companies to enhance shareholder value. From 2005 - 2013, Mr. DiPaolo served as a senior member of Icahn Capital's investment team, working on all aspects of Carl Icahn's activist investment strategy. Prior to working with Icahn Capital, Mr. DiPaolo was an attorney with Willkie Farr & Gallagher LLP. Mr. DiPaolo previously served as a member of the board of directors of Novelion Therapeutics, Inc., a publicly traded biopharmaceutical company. Mr. DiPaolo received his B.A. degree from Fordham University and his J.D. degree from Georgetown University. Mr. DiPaolo's substantial experience in operations, transactions, law and corporate governance and knowledge of our field contributed to our conclusion that he should serve as a director.

        Jules Haimovitz has served as a member of our Board of Directors since February 2018 and is currently a member of the Audit Committee and the Compensation Committee. Mr. Haimovitz is currently President of Haimovitz Consulting, Inc. He previously served as a member of the board of directors of Ariad Pharmaceuticals, where he was also a member of its audit committee; Dial Global, Inc., where he was also member of its audit committee; and Imclone Pharmaceuticals, where he served as chairperson of its audit committee. Mr. Haimovitz has also served as Chief Executive Officer or Chief Operating Officer of the following companies: Spelling Entertainment, Inc., King World Productions and VJN, Inc. Mr. Haimovitz holds a B.S. and M.A. degree in Mathematics from Brooklyn College. Mr. Haimovitz has demonstrated leadership in his field, his knowledge of financial and financing matters and his prior board service contributed to our conclusion that he should serve as a director.

        Odysseas D. Kostas, M.D. has served as a member of our Board of Directors since December 2017 and as Chairman of the Board of Directors since April 2018. He is currently a member of the Audit Committee and the Nominating Committee. He is a Partner and Senior Managing Director at Sarissa Capital Management LP, which he joined in 2016. Sarissa Capital focuses on improving the strategies of companies to enhance shareholder value. From 2011-2015, Dr. Kostas was at Evercore ISI covering the biotechnology and pharmaceutical industries, more recently as a Director. Prior to joining Evercore, Dr. Kostas was a Consultant and Senior Associate Analyst at Sanford C. Bernstein and Co., Inc. Previously, he practiced internal medicine as part of the Yale New Haven Health system and engaged as a consultant to various biotechnology companies. Dr. Kostas currently serves on the board of directors of Armata Pharmaceuticals, Inc. and Enzon Pharmaceuticals, Inc. Dr. Kostas holds a BS from Massachusetts Institute of Technology (MIT) and a M.D. from University of Texas Southwestern Medical School. Dr. Kostas has demonstrated leadership in his field, his knowledge of our industry and experience in our industry contributed to our conclusion that he should serve as a director.

        Sarah J. Schlesinger, M.D. has served as a member of our Board of Directors since February 2018 and is currently a member of the Compensation Committee and the Nominating/Corporate Governance Committee. Dr. Schlesinger is an Associate Professor of Clinical Investigation at Rockefeller University and Senior Attending Physician at Rockefeller University Hospital. Dr. Schlesinger led the Dendritic Cell section of the Division of Retrovirology at the Walter Reed Army Institute of Research and was also a member of the Division of Infectious and Parasitic Disease Pathology at the Armed Forces Institute of Pathology from 1994 to 2002. In 2002, Dr. Schlesinger rejoined Rockefeller University and began working with the International AIDS Vaccine Initiative as a Scientist in Vaccine Research and Design. Dr. Schlesinger has been a member of Rockefeller University Hospital's Institutional Review

Board ("IRB") (Ethics Committee) since 2003 and previously served as IRB's vice-chairperson. In 2017 she assumed the position of chairperson of the IRB. She is currently the director of the education and training programs at Rockefeller University Center for Clinical and Translational Science and serves on the Medical Staff Executive Committee of Rockefeller University Hospital. Dr. Schlesinger currently serves on the board of directors of Armata Pharmaceuticals, Inc. and the board of three non-profit organizations: the AIDS Vaccines Advocacy Coalition, Global Viral and The Hastings Center, the pre-eminent center for the study of bioethics. Dr. Schlesinger served as an independent corporate director of Ariad Pharmaceuticals from 2013 until its sale to Takeda Pharmaceutical Company Limited in 2017. Dr. Schlesinger has a B.A. from Wellesley College and a M.D. from Rush Medical College in Chicago, Illinois. Dr. Schlesinger has demonstrated leadership in her field and her substantial knowledge of our industry contributed to our conclusion that she should serve as a director.

Required Vote for Proposal 1

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each of the director nominees. You may vote "FOR" or "AGAINST" on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 "FOR" the election of Messrs. Bickerstaff, Haimovitz and DiPaolo and Drs. Kostas and Schlesinger to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. Pursuant to our Amended and Restated Bylaws, a majority of votes cast means that the number of votes cast "FOR" a director's election must exceed fifty percent (50%) of the number of votes cast with respect to that director's election. For this purpose, votes cast shall exclude abstentions and broker non-votes. A broker non-vote with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

        Pursuant to our Corporate Governance Guidelines, as amended, each of Messrs. Bickerstaff, Haimovitz and DiPaolo and Drs. Kostas and Schlesinger have tendered an irrevocable, conditional resignation that will be effective only upon both (i) the failure of such director to receive the required vote at the Annual Meeting for reelection and (ii) our board of directors' acceptance of such resignation. If any of the director nominees fail to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to accept such director's resignation, and it will submit its recommendation for prompt consideration by our Board of Directors. The Nominating/Corporate Governance Committee and the Board of Directors may consider any factors they deem relevant in deciding whether to accept a director's resignation. See "Election of Directors—Majority Voting Bylaw" below for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" EACH OF THE COMPANY'S NOMINEES.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the listing standards of The Nasdaq Global Market ("Nasdaq"), a majority of the members of a Nasdaq-listed company's board of directors must qualify as "independent," as affirmatively determined by its board of directors. Our Board of Directors consults with counsel to ensure that the Board of Directors' determinations are consistent with all relevant laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Management and counsel have reviewed the directors' responses to a questionnaire asking about their transactions, relationships and arrangements with the Company (and those of their immediate family members) and other potential conflicts of interest. Other than as set forth in this Proxy Statement, these questionnaires did not disclose any transactions, relationships or arrangements that question the independence of our directors. After reviewing this information, our Board of Directors affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards.

ELECTION OF DIRECTORS—MAJORITY VOTING BYLAW

        Our Bylaws contain a majority voting standard in uncontested elections of directors. The majority voting standard provides that a director shall be elected to the Board of Directors by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present. Under such a "majority voting standard," the number of votes cast "For" the election of a nominee must exceed fifty percent (50%) of the number of votes cast with respect to that nominee's election. Under a majority voting standard, abstentions and broker non-votes would not be counted as votes cast either "For" or "Against" a director's election and will thus have no effect in determining whether the requisite vote had been obtained. However, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting held for the election of directors at which a quorum is present. A contested election means any election of directors for which the Secretary of the Company determined that the number of nominees for director exceeds the number of directors to be elected as of the date seven days prior to the scheduled mailing date of the proxy statement for such meeting. In a contested election, stockholders shall not be permitted to vote against any nominee.

        Pursuant to our Corporate Governance Guidelines, as amended, the Board of Directors shall nominate for election or reelection as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next stockholders' meeting at which such person faces reelection and (ii) the Board of Directors' acceptance of such resignation. In addition, the Board of Directors shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board of Directors, the same form of resignation tendered by other directors in accordance with our Corporate Governance Guidelines, as amended.

        Under the Corporate Governance Guidelines, as amended, if an incumbent director fails to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to recommend that the Board of Directors accept such director's irrevocable, conditional resignation, and the Nominating/Corporate Governance Committee shall submit such recommendation for prompt consideration by the Board of Directors. The Board of Directors shall decide whether or not to accept such resignation and shall promptly disclose and explain its decision in a Current Report on Form 8-K (or successor form) filed with the SEC within ninety (90) days after the date the results of the relevant election are certified by the inspector of elections. An incumbent director whose resignation is under consideration shall abstain from participating in the Nominating/Corporate Governance Committee's deliberations and recommendation regarding such resignation as well as the Board of Directors' deliberations and its decision regarding such resignation. The Nominating/Corporate Governance Committee may consider any factors it deems relevant in deciding whether to recommend that the Board of Directors accept a director's resignation. In deciding whether to accept a director's resignation, the Board of Directors shall consider the recommendation of the Nominating/Corporate Governance Committee, the factors considered by the Nominating/Corporate Governance Committee and any additional information and factors that the Board of Directors believes to be relevant. If the incumbent director's resignation is not accepted by the Board of Directors, he or she shall continue to serve until his or her successor is elected and qualified, or until sooner displaced. If the Board of Directors accepts such an incumbent director's resignation or if a nominee who failed to receive the required vote is not an incumbent director, the Board of Directors may fill the resulting vacancy or decrease the size of the Board of Directors in accordance with the Company's Bylaws.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. The Chairperson of the Board of Directors typically presides over these executive sessions. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The following table provides membership and meeting information for each of the Board of Directors' committees during 2019:

Director	Audit	Compensation	Nominating/ Corporate Governance
George W. Bickerstaff, III	X	X
Mark A. DiPaolo, Esq.		X	X
Jules Haimovitz	X	X
Odysseas D. Kostas, M.D.	X		X
Sarah J. Schlesinger, M.D.		X	X
Total meetings in fiscal year 2019	5	5	4

        The following table provides membership and meeting information for each of the Board of Directors' committees as of the Record Date:

Director	Audit		Compensation		Nominating/Corporate Governance
George W. Bickerstaff, III	X	*	X
Mark A. DiPaolo, Esq.			X		X
Jules Haimovitz	X		X	*
Odysseas D. Kostas, M.D.	X				X
Sarah J. Schlesinger, M.D.			X		X	*

*
Current Committee Chairperson.

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee meets the applicable rules and regulations regarding "independence" and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company.

  Audit Committee

        The Audit Committee oversees our accounting practices, systems of internal controls, enterprise risk management and financial reporting processes. For this purpose, the Audit Committee performs several functions. The Audit Committee determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves all audit and permissible non-audit services provided by our independent auditors; confers with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; reviews our overall enterprise risk management framework, consults with management and the independent auditors regarding our policies governing financial risk management; reviews and discusses reports from the independent auditors on critical accounting policies used by us; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves related-person transactions in accordance with our policies and procedures with respect to related-person transactions and applicable Nasdaq rules; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles. Our Audit Committee charter can be found on the corporate governance section of our corporate website at www.inva.com. The current members of the Audit Committee are George W. Bickerstaff, III (Chairperson), Jules Haimovitz and Odysseas D. Kostas, M.D. The Audit Committee met five times during 2019. Prior to or promptly following the Annual Meeting, we expect the Board to appoint directors to the Audit Committee following the expiration of the current Audit Committee members' terms.

        The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all current and prospective members of our Audit Committee are independent (as independence is currently defined in the Nasdaq listing standards). The Board of Directors has determined that George W. Bickerstaff, III is an audit committee financial expert as defined by Item 407(d) of Regulation S-K. The Board of Directors made a qualitative assessment of Mr. Bickerstaff's level of knowledge and experience based on a number of factors, including his educational and professional background and experience.

  Compensation Committee

        The Compensation Committee reviews and approves our overall compensation strategy and policies. Specifically, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and approves the compensation and other terms of employment of our principal executive officer and other executive officers; approves the individual bonus programs in effect for the principal executive officer, other executive officers and key employees for each fiscal year; recommends to the Board of Directors the compensation of the directors; recommends to the Board of Directors the adoption or amendment of equity and cash incentive plans and approves the adoption of and amendments to these plans; grants stock options and other equity awards; administers our equity incentive plans and similar programs; monitors application of stock ownership guidelines; and administers, concurrently with the Board of Directors, the executive officer recoupment policy. A more detailed description of the Compensation Committee's functions can be found in the Compensation Committee's charter, which is published in the corporate governance section of our website at www.inva.com. The current members of the Compensation Committee are George W. Bickerstaff, III, Jules Haimovitz (Chairperson), Mark A. DiPaolo, Esq. and Sarah J. Schlesinger, M.D. All current members of the Compensation Committee are independent (as independence is defined for board members in the Nasdaq listing standards and as independence is defined for compensation committee members in the Nasdaq listing standards). Prior to or promptly following the Annual Meeting, we expect the Board of Directors to appoint directors to the Compensation Committee following the expiration of the current Compensation Committee members' terms.

        The Compensation Committee met five times during 2019. Our Interim Principal Executive Officer does not participate in the determination of his own compensation or the compensation of directors. However, he may make recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and may participate in the Compensation Committee deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.

  Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board of Directors), evaluating and making recommendations to the Board of Directors concerning stockholder nominees for election as directors, reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the Board of Directors, making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, assessing the performance of the Board of Directors and advising the Board of Directors on corporate governance principles for the Company. Our Nominating/Corporate Governance Committee charter can be found on the corporate governance section of our corporate website at www.inva.com. The current members of the Nominating/Corporate Governance Committee are Odysseas D. Kostas, M.D., Mark A. DiPaolo, Esq. and Sarah J. Schlesinger, M.D. (Chairperson)]. Prior to or promptly following the Annual Meeting, we expect the Board of Directors to appoint directors to the Nominating/Corporate Governance Committee following the expiration of the current Nominating/Corporate Governance Committee members' terms. All current members of the Nominating/Corporate Governance Committee are independent (as independence is currently defined in the Nasdaq listing standards). The Nominating/Corporate Governance Committee met four times during 2019.

        Our Nominating/Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating/Corporate Governance Committee also considers such factors as having relevant expertise upon which to be able to offer advice and guidance to management, sufficient time to devote to our affairs, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating/Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. While we do not have a formal policy on diversity, our Nominating/Corporate Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, our Nominating/Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating/Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating/Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating/Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating/Corporate Governance Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

        The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of Directors or the Nominating/Corporate Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating/Corporate Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation as required by the Stockholder—Director Communications Policy. Our Stockholder—Director Communications Policy can be found on the corporate governance section of our website at www.inva.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Each of George W. Bickerstaff, III, Jules Haimovitz, Mark A. DiPaolo, Esq. and Sarah J. Schlesinger, M.D. served on the Compensation Committee during 2019. None of the members of the Compensation Committee during 2019 were at any time during the 2019 fiscal year (or at any other time) an officer or employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

BOARD LEADERSHIP STRUCTURE

        Dr. Odysseas D. Kostas, an independent outside director, has served as Chairperson of the Board of Directors since April, 2018. Dr. Kostas serves as chairperson for meetings of the Board of Directors and coordinates the activities of the Board of Directors, including coordinating an appropriate schedule of Board of Directors and committee meetings, developing agendas for meetings of the Board of Directors, coordinating on the quality, quantity and timeliness of information submitted by management to directors, discussing the results of the Interim Principal Executive Officer's performance evaluation with the Chairperson of the Compensation Committee and coordinating with the Corporate Secretary responses to questions and/or concerns from stockholders, employees or other interested parties.

        Our Board of Directors has determined to separate the roles of Chairperson and Interim Principal Executive Officer. Separating these positions allows our Interim Principal Executive Officer to focus on our day-to-day business, while further enabling the Chairperson of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors recognizes the time, effort and energy that our Interim Principal Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson of the Board of Directors, particularly as the Board of Directors' oversight responsibilities continue to grow. We believe that having separate positions and having an independent outside director serve as Chairperson of the Board of Directors is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.

RISK OVERSIGHT MANAGEMENT

        The Audit Committee reviews our overall enterprise risk management framework, including our overall risk exposures and our processes around the management and monitoring of such risks, and the allocation of responsibilities for specific risk areas across our management, the Board of Directors and committees of the Board of Directors. The Audit Committee will discuss with our management our major financial, legal, reporting and compliance risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies and guidelines. The Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met 14 times during 2019. Each director attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which such member was a director or committee member.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders interested in communicating with the Board of Directors or a particular director should send correspondence to Innoviva, Inc. at 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010, Attention: Corporate Secretary. Each communication should set forth (i) the name and address of the stockholder as it appears on the Company's books and, if the Common Stock is held by a brokerage firm or other intermediary, the name and address of the beneficial owner of the Common Stock and (ii) the number of shares of the Company's Common Stock that are owned of record by the record holder and beneficially by the beneficial owner. Pursuant to our stockholder-director communications policy, the Corporate Secretary has been instructed, in his discretion, to screen out communications from stockholders that are not related to the duties and responsibilities of the Board of Directors. If deemed an appropriate communication, the Corporate Secretary will forward such communication, depending on the subject matter, to the chairperson of a committee of the Board of Directors or a particular director, as appropriate.

CODE OF BUSINESS CONDUCT

        The Company has adopted the Innoviva, Inc. Code of Business Conduct that applies to all directors, officers and employees. The Code of Business Conduct, as amended and restated on May 1, 2017, is available on the corporate governance section of our website at www.inva.com. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code of Business Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver as required by applicable law.

        Our non-employee directors receive both cash and equity compensation for services provided as a director. Equity compensation is structured as periodic automatic grants under a program implemented under our 2012 Equity Incentive Plan, which are non-discretionary.

        Cash Compensation.    Each member of our Board of Directors who is not an employee was paid the following retainers for Board of Directors and committee service in 2019:

  •
  $50,000 annual retainer for service as a member of our Board of Directors;

  •
  an additional $25,000 annual retainer for service as the chairperson of our Board of Directors;

  •
  $10,000 annual retainer for service as a member of our Audit Committee;

  •
  an additional $15,000 annual retainer for service as the chairperson of our Audit Committee;

  •
  $10,000 annual retainer for service as a member of our Compensation Committee;

  •
  an additional $12,500 annual retainer for service as the chairperson of our Compensation Committee;

  •
  $5,000 annual retainer for service as a member of our Nominating/Corporate Governance Committee; and

  •
  An additional $7,500 annual retainer for service as the chairperson of our Nominating/Corporate Governance Committee.

        The members of our Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board of Directors' meetings in accordance with Company policy.

        Equity Compensation.    Our non-employee directors receive the following initial equity awards upon joining our Board of Directors and annual equity awards in connection with each annual meeting of stockholders:

  •
  Annual Equity Awards—Upon the conclusion of each regular annual meeting of stockholders, each non-employee director who continues to serve as a member of the Board of Directors is automatically granted a restricted stock unit (RSU) award covering a number of shares of our Common Stock equal to $225,000 divided by the closing price of a share of our Common Stock on the date of grant, rounded down to the nearest whole share. Each annual RSU award vests on the sooner of the next annual stockholder meeting or the one year anniversary of the date of grant, subject to the director's continuous service through such date.

  •
  Initial Equity Awards—On the date of joining our Board of Directors, each new non-employee director is automatically granted a one-time initial RSU award covering a number of shares of our Common Stock equal to $125,000 divided by the closing price of a share of our Common Stock on the date of grant, rounded down to the nearest whole share. This initial RSU award vests in two equal annual installments over the director's first two years of service. In addition, the new non-employee director also receives the annual equity award described above (if joining on the date of our annual meeting of stockholders) or a pro-rated annual equity award (if joining on any other date) that vests on the sooner of the next annual stockholder meeting or the one-year anniversary of the date of grant. The size of each pro-rated annual equity award is based on the number of whole months remaining until the anniversary of the prior year's stockholders' meeting.

        All RSU awards granted to our non-employee directors pursuant to the automatic grant program will vest in full if the Company is subject to a change in control or the director dies while in service and will be settled in shares of our Common Stock on the vesting date. RSU awards granted to our non-employee directors pursuant to the automatic grant program after October 2017 will also vest in full if the director becomes disabled while in service. Additionally, all RSU awards granted to our non-employee directors pursuant to the automatic grant program carry dividend equivalent rights to be credited with an amount equal to all cash dividends paid on the underlying shares of our Common Stock while unvested, which are paid in cash upon vesting.

        In addition to the automatic RSU awards described above, directors are also eligible to receive other equity awards under our 2012 Equity Incentive Plan.

2019 Director Compensation Table

        The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
George W. Bickerstaff, III(4)	100,000	224,994	324,994
Odysseas D. Kostas, M.D.(3)	90,000	224,994	314,994
Mark A. DiPaolo(3)	65,000	224,994	289,994
Jules Haimovitz(4)	97,500	224,994	322,494
Sarah J. Schlesinger	72,500	224,994	297,494

(1)
Includes the annual retainers earned or paid to each director.

(2)
The amounts in these columns represent the aggregate grant date fair value of stock awards granted to the director during 2019 computed in accordance with FASB ASC Topic 718. See Note 1 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on February 19, 2020 for a discussion of all assumptions made by the Company in determining the grant date fair value of our equity awards.

(3)
Cash compensation paid to Sarissa Capital Management LP.

(4)
Includes cash compensation of $15,000 paid to each Special Committee member for evaluating an investment opportunity.

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

        In July of 2010, the Board of Directors adopted stock ownership guidelines for non-employee directors. Pursuant to these guidelines, beginning on the later of July 20, 2015 or after five years of service, non-employee directors are expected to hold shares of our Common Stock (including RSUs, whether or not vested) with a value equal to at least three times their annual base cash retainer. The guidelines were amended in October of 2017 to increase the number of shares our non-employee directors are expected to hold to a value equal to at least ten times their annual cash retainer. Our non-employee directors have five years from the date of the amendment to comply with the increased guideline.

        We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

 PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with SEC rules, stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This is commonly referred to as a "Say-On-Pay" proposal.

        This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. As described further in the "Security Ownership of Certain Beneficial Owners and Management" section of this Proxy Statement, beginning on page 25, including the "Compensation Discussion and Analysis" and the related tables and narrative, the primary goals of our compensation program are to fairly compensate employees, attract and retain highly qualified employees, motivate the performance of our employees towards, and reward the achievement of, clearly defined corporate goals, and align our employees' long-term interests with those of our stockholders.

        2019 was a satisfactory year for Innoviva, as we met and exceeded all of the corporate goals that were set for the year. Royalty revenues were stable during the year, and our continued focus on reducing operating expenses combined with our lower debt levels helped the Company generate higher pre-tax income and operating cash flow. The Company ended the year with a record level of total cash, cash equivalents and accounts receivable.

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are asking stockholders to vote on the following resolution:

        RESOLVED, that the Company's stockholders approve the compensation of the Company's named executive officers as disclosed in the 2019 Summary Compensation Table and the accompanying tables and narrative, including "Compensation Discussion and Analysis."

        This Say-On-Pay vote is advisory, and therefore not binding on our Compensation Committee or Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, however, and will carefully review and consider the voting results when evaluating our executive compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL 2.

 PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Grant Thornton LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm. However, the Board of Directors is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Change in Accountants

        Ernst & Young LLP audited our consolidated financial statements since 1996. On February 22, 2019, Ernst & Young LLP was dismissed as our independent registered public accounting firm. Grant Thornton LLP has been engaged as our new independent registered public accounting firm, effective as of February 27, 2019. The Audit Committee of the Board of Directors of the Company approved the dismissal of Ernst & Young LLP and approved the engagement of Grant Thornton LLP as our independent registered public accounting firm.

        None of the reports of Ernst & Young LLP on our financial statements for the years 2018 and 2017 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim periods preceding their dismissal, there were no disagreements with Ernst & Young LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements, nor was there any reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

        In connection with the filing of the Company's Current Report on Form 8-K dated February 27, 2019 (the "Form 8-K"), the Company provided Ernst & Young LLP with a copy of the above disclosures, and requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether or not Ernst & Young LLP agreed with the statements in the immediately preceding paragraph. The Company subsequently received the requested letter, and a copy of Ernst & Young LLP's letter, dated February 27, 2019, was filed as Exhibit 16.1 to the Form 8-K.

        As of February 22, 2019, pursuant to the Audit Committee's determination, the Company engaged Grant Thornton LLP to serve as its independent registered public accounting firm for fiscal year 2019. During the fiscal years of 2018 and 2017 and the interim periods preceding the engagement, and through the date of the 2018 Report filed on March 13, 2019, neither the Company nor anyone on its behalf had previously consulted with Grant Thornton LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

        The following table represents aggregate fees billed or to be billed to the Company for the fiscal years ended December 31, 2019 by Grant Thornton LLP and December 31, 2018 by Ernst & Young LLP, our principal accountant during that period.

	Fiscal Year Ended December 31,
	2019	2018
	(in thousands)
Audit Fees(1)	$278	$613
Audit Related Fees(2)	—	122
Tax Fees(3)	—	148
All Other Fees	—	—
Total Fees	$278	$883

(1)
For professional services rendered for the integrated audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2019 and 2018 and the audit of internal control over financial reporting as of December 31, 2019 and 2018. For the years ended December 31, 2019 and 2018, the audit fees also include the review of quarterly financial statements included in our quarterly reports on Form 10 Q, fees for services associated with our registration statements, and accounting consultations.

(2)
Audit related fees for the year ended December 31, 2018 include the audits associated with the royalties earned from the collaboration arrangement with GlaxoSmithKline for the years ended December 31, 2017 and 2016.

(3)
Tax fees include tax compliance, advisory and planning services.

        All fees described above were pre-approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services rendered by Grant Thornton LLP, our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee's approval of the scope of the engagement of Grant Thornton LLP or on an individual case-by-case basis before Grant Thornton LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Grant Thornton LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" PROPOSAL 3.

 REPORT OF THE AUDIT COMMITTEE(1)

        The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "10-K").

        The Audit Committee has also reviewed and discussed with Grant Thornton LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Grant Thornton LLP those matters required to be discussed by the auditors with the Audit Committee under Public Company Accounting Oversight Board (the "PCAOB") Audit Standard No. 1301, Communications with Audit Committees. Additionally, Grant Thornton LLP provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and discussed with Grant Thornton LLP the independent auditors' independence.

        Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 10-K for filing with the SEC.

        Submitted by the following members of the Audit Committee:

George W. Bickerstaff, III, Chairperson Odysseas D. Kostas, M.D. Jules Haimovitz

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Innoviva under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 EXECUTIVE OFFICERS

        The following table sets forth the name, age, and position of each of our executive officers as of February 19, 2020:

Name	Age	Positions Held
Geoffrey Hulme	53	Interim Principal Executive Officer
Marianne Zhen	51	Chief Accounting Officer

        Geoffrey Hulme was appointed Interim Principal Executive Officer in May 2018. Prior to his hiring, Mr. Hulme served as the owner and manager of Steel Valley Capital LLC since 2016 and Steel Valley Advisors LLC, a registered investment adviser, since 2017. Previously, from 1998 to 2015, he worked at Amici Capital, LLC, serving in various roles, including as Director of Research, a portfolio manager and a director of various funds managed by Amici. Mr. Hulme earned a Bachelor of Science degree in Business Administration with a concentration in Finance, summa cum laude, from Villanova University.

        Marianne Zhen was appointed Chief Accounting Officer in July 2018. Ms. Zhen joined Innoviva in October 2014 as Corporate Controller. Prior to joining Innoviva, Ms. Zhen served as the Corporate Controller at Steelwedge Software Inc. from 2012 to 2014, Intelmate from 2011 to 2012 and Model N, Inc. from 2007 to 2011. Ms. Zhen earned a Bachelor of Science degree in Business Administration with a concentration in Accounting from San Francisco State University. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding beneficial ownership of our voting securities as of February 29, 2020 by:

  •
  each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

  •
  our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC.

        This table lists applicable percentage ownership based on 101,345,247 shares of Common Stock outstanding as of February 29, 2020. Options to purchase shares of our Common Stock that are exercisable within 60 days of February 29, 2020 and RSUs that may be settled on or within 60 days of February 29, 2020 are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person's ownership percentage.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Common Stock
5% Stockholders
GlaxoSmithKline plc(2) 980 Great West Road Brentford Middlesex TW8 9GS United Kingdom	32,005,260	31.6%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10022	11,498,046	11.4%
Renaissance Technologies LLC(4) 800 Third Avenue New York, NY 10022	7,893,697	7.8%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	6,806,939	6.7%
Sarissa Capital Management LP 660 Steamboat Road Greenwich, CT 06830	6,242,000	6.2%
Directors and Officers
George W. Bickerstaff, III, Director(6)	70,161	*
Mark A. DiPaolo, Esq., Director(7)	41,165	*
Jules Haimovitz, Director(8)	53,365	*
Odysseas D. Kostas, M.D., Director(9)	45,161	*

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Total Outstanding Common Stock
Sarah J. Schlesinger, M.D., Director(10)	41,165	*
Geoffrey Hulme, interim Principal Executive Officer	45,469	*
Marianne Zhen, Chief Accounting Officer	30,654	*
All current executive officers and directors as a group (7 persons)(11)	327,140	*

*
Less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010.

(2)
As reported on Schedule 13D/A filed on April 10, 2018. The report states that GlaxoSmithKline plc has sole voting and dispositive power over all 32,005,260 shares.

(3)
As reported on Schedule 13G/A filed with the SEC on February 2, 2020. The report states that BlackRock, Inc. is a parent holding company that has beneficial ownership of the shares reported through its subsidiaries. BlackRock, Inc. has sole voting power over 11,299,908 shares and sole dispositive power over 11,498,046 shares.

(4)
As reported on Schedule 13G/A filed with the SEC on February 13, 2020. The report states that Renaissance Technologies LLC has sole voting power over 7,893,697 shares and sole dispositive power over 7,893,697 shares.

(5)
As reported on Schedule 13G/A filed with the SEC on February 12, 2020. The report states that The Vanguard Group has sole voting power over 135,126 shares, shared voting power over 11,440 shares, sole dispositive power over 6,668,221 shares and shared dispositive power over 138,718 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 127,278 shares or .12% of the shares outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 19,288 shares or .01% of the shares outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(6)
Includes 16,399 shares subject to RSUs that will settle within 60 days of February 29, 2020.

(7)
Includes 16,399 shares subject to RSUs that will settle within 60 days of February 29, 2020.

(8)
Includes 16,399 shares subject to RSUs that will settle within 60 days of February 29, 2020.

(9)
Includes 16,399 shares subject to RSUs that will settle within 60 days of February 29, 2020.

(10)
Includes 16,399 shares subject to RSUs that will settle within 60 days of February 29, 2020.

(11)
Includes an aggregate of 81,995 shares subject to RSUs that will settle within 60 days of February 29, 2020.

        Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

        We believe that during the fiscal year ended December 31, 2019, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and written representations from certain parties that no other reports were required.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis provides an overview of how our named executive officers were compensated in 2019, as well as how this compensation furthers our established compensation philosophy and objectives.

        For 2019, our "named executive officers" consisted of the following individuals:

  •
  Geoffrey L. Hulme, our interim Principal Executive Officer;

  •
  Marianne Zhen, our Chief Accounting Officer;(1)

Compensation Philosophy and Objectives

        The primary goal of our executive compensation program is to maintain a compensation program that fairly compensates employees, allows us to attract and retain highly qualified employees, motivates the performance of employees towards clearly defined corporate goals, rewards goal achievement and aligns employees' long-term interests with those of our stockholders.

Compensation Committee

        Our Compensation Committee is currently comprised of four independent members of our Board of Directors. The Compensation Committee's primary responsibilities are to review the performance of our named executive officers in achieving corporate objectives and to assure that our named executive officers as well as other non-executive employees are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. Our Compensation Committee has the final discretion with respect to salary increases, annual bonuses and equity awards, but it solicits recommendations from Mr. Hulme on the compensation of his direct reports and other employees generally. Mr. Hulme is not involved in any decisions with respect to his compensation.

        Our Compensation Committee has not set any formal benchmarks or engaged in a comprehensive review of any peer group in determining the compensation of our named executive officers and instead has relied on the general experience and expertise of its members for determining the appropriate amount of compensation to each of our named executive officers after taking into account the stated goal of reducing our overall executive compensation costs.

2019 Vote on Executive Compensation

        At our 2019 annual meeting of stockholders, approximately 98.9% of our stockholders who cast a vote (disregarding those who abstained and broker non-votes) voted "For" a non-binding advisory resolution approving the compensation of our named executive officers, as disclosed in the proxy statement for that meeting. Our Compensation Committee reviewed these results and determined that the vast majority of our stockholders are supportive of the Compensation Committee's efforts to control executive compensation costs.

Principal Elements of Compensation

Base Salaries

        Base salaries are set to reflect compensation commensurate with the individual's current position. The salaries for our named executive officers were established based on the underlying scope of their respective responsibilities. From time to time, salaries may be adjusted to reflect promotions, increases

(1)
In her role as the Chief Accounting Officer, Ms. Zhen is our Principal Financial Officer for reporting purposes.

in responsibilities and competitive considerations. None of our named executive officers received a salary increase in 2019.

Annual Cash Incentive Compensation

        Mr. Hulme's target bonus percentage for 2018 was set at 60% of his base salary upon appointment as our interim Principal Executive Officer on May 21, 2018, and remained the same for 2019. In connection with her promotion to Chief Accounting Officer effective July 2018, Ms. Zhen's target bonus percentage was increased to 45% of her base salary. The Compensation Committee has maintained flexibility in paying annual bonuses and retains the discretion to set the amount of annual bonuses actually paid to the executives.

        In recognition of Mr. Hulme's and Ms. Zhen's strong performance in 2019 and the value added by them to the Company, the Compensation Committee determined, in its discretion and based on overall performance during the year, that Mr. Hulme and Ms. Zhen should be paid 2019 bonuses equal to 100% of their target bonus opportunity.

Equity Incentive Compensation

        From time to time, we have granted restricted stock awards ("RSAs") to our named executive officers. We do not use a targeted cash/equity split to set officer compensation.

        The offer letter we entered into with Mr. Hulme in connection with the commencement of his employment with us provides for the grant of a nonstatutory stock option to purchase a number of shares of the Company's Common Stock to be determined by our Board of Directors or Compensation Committee, subject to the approval of our Board of Directors or our Compensation Committee. In satisfaction of this provision and in lieu of an option grant, the Compensation Committee approved the grant of 9,000 fully vested shares to Mr. Hulme on February 19, 2019.

        In 2019, Mr. Hulme and Ms. Zhen were granted RSAs subject to standard time-based vesting, consistent with the annual 2019 awards granted to non-executive employees. The 2019 RSAs are scheduled to vest over a period of four years (with the first 25% scheduled to vest on February 20, 2020 and the remainder in equal quarterly installments over the next three years thereafter), subject to the officer's continued service through each vesting date.

Perquisites

        During 2019, we did not provide any perquisites to executive officers that were not provided to all employees.

Tax Deductibility of Pay

        Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of its CEO and certain other executive officers. Compensation paid to our executive officers did not exceed the $1,000,000 limitation and were deductible. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible.

Corporate Governance Policies

        We have the following corporate governance policies that complement our executive compensation program:

        Our Stock Ownership Guidelines that were adopted in February 2012 require each of our executive officers to own shares and share equivalents equal in value to a multiple of base salary, specifically six times salary for the CEO and two times salary for the other executive officers. Officers are required to be in compliance with these guidelines by the five year anniversary of the adoption of the guidelines, or, if later, by the five year anniversary of their commencement of service as an executive officer. Thereafter, compliance will be measured annually. If, at the compliance measurement date, the executive officer does not meet the guideline, then until such officer is in compliance, he or she will be expected to hold 50% of the after-tax Innoviva shares acquired thereafter, whether by option exercise, vesting or settlement of equity awards, or an open-market purchase. Mr. Hulme's and Ms. Zhen's service as an executive officer of the Company commenced on May 21, 2018 and July 27, 2018, respectively, and therefore they are not yet required to meet the share ownership thresholds under the guideline.

        Our Recoupment Policy, or clawback policy, permits the Company to recoup a portion of executive officers' cash bonuses in the event the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, to the extent that the bonus is earned based on financial metrics that are the subject of the restatement.

 COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        Submitted by the following members of the Compensation Committee:

    George W. Bickerstaff, III
    Mark A. DiPaolo, Esq.
    Jules Haimovitz
    Sarah J. Schlesinger, M.D.

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Innoviva under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

        The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers for fiscal years 2019 and 2018. Neither of our current named executive officers were employed by the Company as an officer prior to 2018.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Geoffrey L. Hulme	2019	300,000	180,000	355,768	—	20,667	856,435
Interim Principal Executive Officer	2018	184,375	110,323	—	—	7,500	302,198
Marianne Zhen	2019	275,000	123,750	125,001	7,500	20,667	551,918
Chief Accounting Officer	2018	239,602	77,524	124,946	15,000	20,333	477,405

(1)
Includes amounts deferred by the officer pursuant to our 401(k) plan.

(2)
Includes discretionary bonus amounts paid to the officers. The Compensation Committee determined that each of Mr. Hulme and Ms. Zhen would receive a discretionary bonus for 2019 equal to 100% of his or her target bonus opportunity, which is equal to 60% and 45%, respectively, of the officer's annual base salary.

(3)
The amounts in this column represent the aggregate grant date fair value of stock awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. In accordance with the SEC rules, the grant date fair value of any award subject to a performance condition is based on the probable outcome of the performance conditions. See Note 6 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on February 19, 2020 for a discussion of all assumptions made by the Company in determining the grant date fair values of its equity awards.

(4)
The amounts for 2019 in this column reflect a 401(k) matching contribution made by the Company, which was provided to our named executive officers on the same basis as it was provided to all other regular U.S. employees.

2019 Grants of Plan-Based Awards

        The following table sets forth each equity award and non-equity incentive award granted to our named executive officers during fiscal year 2019. All equity awards to our named executive officers were made under our 2012 Incentive Plan.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares or Units (#)(1)
								Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold (#)	Target (#)		Maximum (#)
Geoffrey L. Hulme	3/1/2019	—	—		—	14,677		224,998
	2/19/2019	—	—		—	9,000	(2)	130,770
Marianne Zhen	3/1/2019	—	—		—	8,154		125,001
	2/28/2019		7,500	(3)

(1)
Each of Mr. Hulme and Ms. Zhen was granted RSAs in March 2019 with time-based vesting under our 2012 Incentive Plan. 25% of the RSAs were scheduled to vest on February 20, 2020, and the remaining 75% of the RSAs are scheduled to vest in equal quarterly installments over the next three years, provided the holder remains in continuous service through each vesting date.

(2)
In satisfaction of the equity grant opportunity pursuant to his offer letter agreement, Mr. Hulme was granted 9,000 fully vested shares of the Company's Common Stock on February 19, 2019.

(3)
Ms. Zhen was granted a retention bonus on February 13, 2018, pursuant to which Ms. Zhen became eligible to earn a lump sum cash payment of $7,500 upon the Company's filing of the Annual Report on Form 10-K for the year ended December 31, 2018. The $7,500 bonus amount was paid to Ms. Zhen on February 28, 2019.

Narrative to Summary Compensation Table and 2019 Grants of Plan-Based Awards Table

2012 Incentive Plan

        The currently outstanding equity-based awards granted to our named executive officers are governed by our 2012 Incentive Plan. On May 16, 2012, our stockholders approved our 2012 Incentive Plan to promote the long-term success of the Company and the creation of stockholder value by encouraging employees, outside directors and consultants to focus on critical long-range objectives, attracting and retaining key employees, outside directors and consultants, and linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The 2012 Incentive Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and performance cash awards. Under the 2012 Incentive Plan, as of May 16, 2012, the Company was authorized to issue up to 6,500,000 shares of Common Stock. In addition, the number of shares of Common Stock available for issuance under the 2012 Incentive Plan is subject to increase by any shares of Common Stock subject to an award outstanding under any of our previous equity incentive plans on or after January 1, 2012 that become eligible for reuse pursuant to the share recycling provisions of the 2012 Incentive Plan, which may result in up to 12,667,411 additional shares being added to the 2012 Incentive Plan's share reserve. As of December 31, 2019, the total number of shares of Common Stock reserved for issuance under the 2012 Incentive Plan was 5,043,494.

Geoffrey L. Hulme

        In connection with his hiring as our interim Principal Executive Officer, effective as of May 21, 2018, the Company and Mr. Hulme entered into an offer letter. Mr. Hulme's offer letter provides for an initial base salary of $300,000 per year and annual bonus eligibility with an annual target payout of 60% of his base salary. Pursuant to Mr. Hulme's offer letter, if the Company terminates Mr. Hulme's employment for any reason other than cause (as defined in the offer letter), subject to Mr. Hulme's execution of a general release of all claims in favor of the Company, Mr. Hulme will remain eligible to receive a pro-rata bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the Company's bonus program in effect at the time of termination (other than continued employment) including the achievement of any performance conditions, payable at the same time as bonuses are paid to active employees.

Marianne Zhen

        In connection with her appointment as our Chief Accounting Officer, the Company and Ms. Zhen entered into a letter agreement on September 7, 2018. Ms. Zhen's agreement provides for an initial base salary of $275,000 per year and annual bonus eligibility with an annual target payout of 45% of her base salary.

        In addition, the Company granted a retention bonus to Ms. Zhen on February 13, 2018, pursuant to which Ms. Zhen became eligible to earn a lump sum cash payment of $7,500 upon the Company's filing of the Annual Report on Form 10-K for the year ended December 31, 2018, which was paid to Ms. Zhen on February 28, 2019.

        Under the terms of Ms. Zhen's agreement, in the event that Ms. Zhen undergoes an involuntary termination (as defined in the agreement) within 3 months before or 24 months after a change in control, subject to signing a general release of claims, Ms. Zhen will be entitled to receive: (i) a lump sum payment equal to the sum of 12 months of her base salary and her current target annual bonus, (ii) a pro-rata bonus (based on the number of full months of employment completed) for the year of termination, (iii) payment by the Company of her monthly premium under COBRA until the earlier of 12 months following the month of termination, expiration of the COBRA continuation coverage or the date when she obtains new employment offering comparable health insurance coverage, and (iv) full vesting of all of her unvested restricted stock and stock option awards (collectively, "CIC Severance"). Alternatively, in the event that Ms. Zhen undergoes an involuntary termination by the Company other than for misconduct (as defined in the agreement) or by Ms. Zhen with good reason (as defined in the agreement) and such termination does not entitle Ms. Zhen to CIC Severance, then Ms. Zhen, subject to signing a general release of claims, will be entitled to receive: (i) a lump sum payment equal to the sum of 12 months of her base salary, (ii) continued eligibility to receive a pro-rata bonus (based on the number of full months of employment completed) for the year of termination, subject to the terms and conditions of the Company's bonus program in effect at the time of termination (other than continued employment) including the achievement of any performance conditions, and (iii) payment by the Company of her monthly premium under COBRA until the earlier of 12 months following the month of termination, expiration of the COBRA continuation coverage or the date when she obtains new employment offering comparable health insurance coverage.

Outstanding Equity Awards at 2019 Fiscal Year-End

        The following table sets forth information regarding all equity awards held by each of our named executive officers as of December 31, 2019. All such awards were granted under our 2012 Incentive Plan. None of the named executive officers held stock options as of December 31, 2019.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)
Geoffrey L. Hulme(3)	14,677	207,826
Marianne Zhen(4)	8,154	115,461
(5)	1,000	14,160
(6)	3,489	49,404
(7)	3,126	44,264
(8)	276	3,908
(9)	467	6,613

(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock on December 31, 2019, which was $14.16. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our Common Stock.

(2)
Pursuant to Ms. Zhen's letter agreement and applicable award agreements, in the event that Ms. Zhen undergoes an involuntary termination within 3 months before or 24 months after a change in control of the Company, all unvested RSAs held by Ms. Zhen will be accelerated. For more information regarding the termination entitlements under Ms. Zhen's letter agreement, please see the section titled "Potential Payments Upon Termination or Change in Control" beginning on page 34.

(3)
Mr. Hulme received RSAs under our 2012 Incentive Plan on March 1, 2019. The first 25% of the RSAs vest on February 20, 2020, and the remaining 75% of the RSAs vest in equal quarterly installments over three years thereafter, provided Mr. Hulme remains in continuous service through each vesting date.

(4)
Mr. Zhen received RSAs under our 2012 Incentive Plan on March 1, 2019. The first 25% of the RSAs vest on February 20, 2020, and the remaining 75% of the RSAs vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

(5)
Ms. Zhen received RSAs under our 2012 Incentive Plan on September 11, 2018. The first 25% of the RSAs vested on February 20, 2019, and the remaining 75% of the RSAs vested or will vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

(6)
Ms. Zhen received RSAs under our 2012 Incentive Plan on March 2, 2018. The first 25% of the RSAs vested on February 20, 2019, and the remaining 75% of the RSAs vested or will vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

(7)
Ms. Zhen received RSAs under our 2012 Incentive Plan on January 17, 2017. The first 25% of the RSAs vested on February 20, 2018, and the remaining 75% of the RSAs vested or will vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

(8)
Ms. Zhen received RSAs under our 2012 Incentive Plan on February 26, 2016. The first 25% of the RSAs vested on May 20, 2017, and the remaining 75% of the RSAs vested or will vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

(9)
Ms. Zhen received RSAs under our 2012 Incentive Plan on January 14, 2016. The first 25% of the RSAs vest on February 20, 2017, and the remaining 75% of the RSAs vested or will vest in equal quarterly installments over three years thereafter, provided Ms. Zhen remains in continuous service through each vesting date.

2019 Option Exercises and Stock Vested

        The following table shows the number of shares of restricted stock held by each named executive officer that vested during the 2019 fiscal year. None of the named executive officers acquired shares upon exercise of options during fiscal year 2019.

		Stock Awards
Name	Security	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Geoffrey L. Hulme	INVA	9,000	130,770
Marianne Zhen	INVA	8,499	114,801

(1)
Value realized is based on the fair market value of our Common Stock on the vesting date multiplied by the number of shares vested and does not necessarily reflect proceeds received by the officer.

Potential Payments Upon Termination or Change in Control

        Each of Mr. Hulme and Ms. Zhen is entitled to severance upon a qualifying termination pursuant to his or her offer letter or letter agreement, as applicable, entered into in connection with his or her appointment as interim Principal Executive Officer and Chief Accounting Officer, respectively. For additional information regarding the Mr. Hulme's offer letter and Ms. Zhen's letter agreement, please see the section titled "Narrative to Summary Compensation Table and 2019 Grants of Plan-Based Awards Table" beginning on page 32.

Geoffrey L. Hulme

        Pursuant to Mr. Hulme's letter agreement, if Mr. Hulme is terminated by the Company without cause, he will remain eligible to receive a pro-rata bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the bonus program, including achievement of any performance conditions, payable at the same time as bonuses are paid to active employees and provided he signs a release of claims.

Marianne Zhen

        Pursuant to the letter agreement entered into with Ms. Zhen in September 2018 in connection with her appointment as our Chief Accounting Officer, if she is subject to an involuntary termination within 3 months prior to or 24 months after a change in control of Innoviva, she is entitled to the following benefits provided she signs a release of claims:

  •
  A lump sum payment equal to 100% of her annual base salary and target bonus.

  •
  A pro-rata target bonus (based on the number of full months of employment completed in the year of termination) for the year of termination.

  •
  Payment of her monthly premium under COBRA for the shorter of 12 months, the expiration of her continuation coverage under COBRA or the date when she obtains new employment offering comparable health insurance coverage.

  •
  Full vesting of all of her unvested restricted stock and stock option awards.

        Alternatively, Ms. Zhen's letter agreement provides that, if Ms. Zhen's employment is terminated by the Company other than for misconduct or by her with good reason and the termination does not otherwise entitle her to the change in control severance benefits (i.e., the termination is not within 3 months prior to or 24 months after a change in control of Innoviva), she is entitled to the following benefits provided she signs a release of claims:

  •
  A lump sum payment equal to 100% of her annual base salary.

  •
  She will remain eligible to receive a pro-rata bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the bonus program, including achievement of any performance conditions, payable at the same time as bonuses are paid to active employees.

  •
  Payment of her monthly premium under COBRA for the shorter of 12 months, the expiration of her continuation coverage under COBRA or the date when she obtains new employment offering comparable health insurance coverage.

Conditions to Receive Severance Payments

        In order to receive severance benefits, an officer must sign a general release of claims. In addition, severance benefits may be conditioned upon the officer's compliance with any confidentiality agreement between the officer and the Company.

        The following table shows the amounts and benefits that would have been payable to Mr. Hulme and Ms. Zhen had a qualifying termination occurred on December 31, 2019 in various scenarios, including in connection with a change in control on the same date.

Name	Bonus for Year of Termination ($)		Cash Severance ($)		Vacation Payout ($)	Restricted Stock that Vest ($)		Health and Welfare ($)		Total ($)
Geoffrey L. Hulme
Termination Without Cause	180,000	(1)	—		14,156	—		—		194,156
Marianne Zhen
Involuntary Termination in Connection with a Change in Control	123,750	(2)	398,750	(3)	31,523	233,810	(4)	31,461	(5)	819,294
Termination Other than for Misconduct or Resignation for Good Reason	123,750	(2)	275,000	(6)	31,523	—		31,461	(5)	461,734

(1)
Mr. Hulme's letter agreement provides that, if his employment is terminated by the Company without cause, he will remain eligible to receive a pro-rata target bonus (based on the number of full months of employment completed in the year of termination) for the year of termination, subject to the terms and conditions of the bonus program, including achievement of any performance conditions.

(2)
Reflects payment of Ms. Zhen's 2019 bonus at target.

(3)
Reflects 100% of Ms. Zhen's annual base salary ($275,000) and target bonus ($123,750).

(4)
Reflects full vesting of all unvested restricted stock awards held by Ms. Zhen.

(5)
Reflects the cost of Ms. Zhen's COBRA premiums for 12 months.

(6)
Reflects 100% of Ms. Zhen's annual base salary ($275,000).

Pay Ratio Disclosure

        As required by the Dodd-Frank Act and SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Geoffrey L. Hulme, our interim Principal Executive Officer, as of December 31, 2019:

        For our fiscal year ended December 31, 2019:

  •
  The median of the annual total compensation of all employees (other than our principal executive officer) was $288,333; and

  •
  The annual total compensation of Mr. Hulme was $856,435 as reported in the Summary Compensation Table included elsewhere in this Proxy Statement.

        Based on this information, the ratio of the annual total compensation of Mr. Hulme on an annualized basis for 2019 to the median of the annual total compensation of our employees was approximately 2.97 to 1.

        The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the Box 1 Form W-2 compensation of our employees as of December 31, 2019 for the period from January 1, 2019 through December 31, 2019. As of December 31, 2019, we had five employees, excluding our principal executive officer. No cost-of-living or other adjustments were made. Once we identified our "median employee" using the methodology described above, we determined that employee's annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plans

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,181,499	(1)	$24.18	(2)	5,231,070	(3)
Equity compensation plans not approved by security holders	—		$—		—

Total	1,181,499		$24.18		5,231,070

(1)
Includes 1,087,369 shares issuable upon exercise of outstanding options and 94,130 shares issuable upon vesting of outstanding restricted stock units and restricted stock awards.

(2)
Does not take into account outstanding restricted stock units and restricted stock awards as these awards have no exercise price.

(3)
Includes 187,576 shares of Common Stock available for issuance under our 2004 Employee Stock Purchase Plan.

 CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

        In addition to the compensation arrangements with directors and executive officers described elsewhere in this Proxy Statement, the following is a description of transactions since January 1, 2019, in which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

Agreements with GSK

        We have previously entered into significant agreements with GSK, which resulted in transactions with GSK during the fiscal year ended December 31, 2019 and transactions that have and may occur during the current fiscal year.

LABA Collaboration

        In November 2002, we entered into our long-acting beta2 agonist (LABA) collaboration with GSK to develop and commercialize once-daily LABA products for the treatment of chronic obstructive pulmonary disease (COPD) and asthma (the "Collaboration Agreement"). The collaboration has developed three combination products:

  •
  RELVAR®/BREO® ELLIPTA® (FF/VI) (BREO® ELLIPTA® is the proprietary name in the U.S. and Canada and RELVAR® ELLIPTA® is the proprietary name outside the U.S. and Canada), a once-daily combination medicine consisting of a LABA, vilanterol (VI), and an inhaled corticosteroid (ICS), fluticasone furoate (FF),

  •
  ANORO® ELLIPTA® (UMEC/VI), a once-daily medicine combining a long-acting muscarinic antagonist ("LAMA"), umeclidinium bromide (UMEC), with a LABA, VI, and

  •
  TRELEGY® ELLIPTA® (the combination FF/UMEC/VI), a once-daily combination medicine consisting of an ICS, LAMA and LABA.

        As a result of the launch and approval of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA® in the U.S., Japan and Europe, in accordance with the LABA Collaboration Agreement, we paid milestone fees to GSK totaling $220.0 million during the year ended December 31, 2014. Although we have no further milestone payment obligations to GSK pursuant to the LABA Collaboration Agreement, we continue to have ongoing commercialization activities under the LABA Collaboration Agreement, including participation in the joint steering committee and joint project committee that are expected to continue over the life of the agreements. The milestone fees paid to GSK were recognized as capitalized fees paid to a related party, which are being amortized over their estimated useful lives commencing upon the commercial launch of the products.

        We are entitled to receive royalties from GSK on sales of RELVAR®/BREO® ELLIPTA® as follows: 15% on the first $3.0 billion of annual global net sales and 5% for all annual global net sales above $3.0 billion. For other products combined with a LABA from the LABA collaboration, such as ANORO® ELLIPTA®, royalties are upward tiering and range from 6.5% to 10%.

        The royalty payments made by GSK under its agreements originally entered into with us, and since assigned to Theravance Respirtory Company, LLC ("TRC") in connection with the spin-off of Theravance Biopharma, Inc. ("Theravance Biopharma") in June 2014 (the "Spin-Off"), relating to TRELEGY® ELLIPTA®, which royalties are upward tiering and range from 6.5% to 10%.

2004 Strategic Alliance

        In March 2004, we entered into the Strategic Alliance Agreement with GSK where GSK received an option to license exclusive development and commercialization rights to product candidates from certain of our discovery programs on pre-determined terms and on an exclusive, worldwide basis. In 2005, GSK licensed our MABA program for the treatment of COPD, and in October 2011, we and GSK expanded the MABA program by adding six additional Innoviva-discovered preclinical MABA compounds (the "Additional MABAs"). The development program has been funded in full by GSK as of December 31, 2019. GSK is in the process of determining next steps for the program. As a result of the transactions effected by the Spin-Off, the Strategic Alliance Agreement was assigned to TRC, which is entitled to receive any contingent payments and royalties payable by GSK from sales of products that may be developed under the Strategic Alliance Agreement, such as MABA, and MABA/FF.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

        Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board of Directors or a committee of our Board of Directors. Our Audit Committee, which has the principal responsibility for reviewing related person transactions, has adopted written policies and procedures with respect to related person transactions. In conformance with SEC regulations, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy to approve or ratify related person transactions only when our Board of Directors or a committee of our Board of Directors determines that the transaction is in, or is not inconsistent with, our and our stockholders' best interests, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party.

Delivery of Documents to Stockholders Sharing an Address

        A number of brokers with account holders who are Innoviva, Inc. stockholders may be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Innoviva, Inc., 1350 Old Bayshore Highway, Suite 400, Burlingame, California 94010 Attention: Corporate Secretary or contact Geoffrey Hulme, Interim Principal Executive Officer at (650) 238-9618. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

 FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks, uncertainties and assumptions. Examples of such forward-looking statements include statements relating to: prescription and market share trends, payor coverage, the strategies, plans and objectives of the Company, future purchases under the Company's future capital return program or otherwise, the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, expectations for products, and projections of revenue, expenses and other financial items. These forward-looking statements are based on the current estimates and assumptions of the management of the Company as of the date of this Proxy Statement and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK; delays or difficulties in commencing or completing clinical studies; the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective; dependence on third parties to conduct its clinical studies; delays or failure to achieve and maintain regulatory approvals for product candidates; risks of collaborating with third parties to discover, develop and commercialize products; significant litigation and environmental matters; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; the ability to protect and enforce the Company's intellectual property rights; and the ability to respond to the actions of the Company's competitors. In addition to the risks described above and in the Company's other filings with the SEC, other unknown or unpredictable factors also could affect the Company's results. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

By Order of the Board of Directors
Geoffrey Hulme Interim Principal Executive Officer

March 11, 2020

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 23, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. 1350 OLD BAYSHORE HIGHWAY SUITE 400 BURLINGAME, CA 94010 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 23, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy card must be received no later than 11:59 p.m. Eastern Time on April 23, 2020. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E96635-P33933 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INNOVIVA, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For ! ! ! ! ! Against ! ! ! ! ! Abstain ! ! ! ! ! 1a. George W. Bickerstaff, III 1b. Mark A. DiPaolo, Esq. 1c. Jules Haimovitz 1d. Odysseas D. Kostas, M.D. 1e. Sarah J. Schlesinger, M.D. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Approve the non-binding advisory resolution regarding executive compensation. 3. Ratify the selection by the Audit Committee of the Board of Directors for Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E96636-P33933 INNOVIVA, INC. Annual Meeting of Stockholders April 24, 2020 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints each of Geoffrey Hulme and Marianne Zhen, with power of substitution, as proxy and attorney-in-fact and hereby authorizes each of Mr. Hulme and Ms. Zhen to represent and vote, as provided on the other side, all the shares of Innoviva, Inc. Common Stock which the undersigned is entitled to vote, and, in his or her discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held April 24, 2020 or at any adjournment or postponement thereof with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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Innoviva, Inc. 1350 Old Bayshore Highway, Suite 400 Burlingame, California 94010 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On April 24, 2020
Innoviva, Inc. 1350 Old Bayshore Highway, Suite 400 Burlingame, California 94010 PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.
PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.
REPORT OF THE AUDIT COMMITTEE(1)
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT(1)
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
OTHER MATTERS
FORWARD-LOOKING STATEMENTS